Exhibit 10.2

AMENDMENT TO AWARD AGREEMENTS

June 14, 2021

Pursuant to Section 3.1(b) of the Genco Shipping & Trading Limited Amended and Restated 2015 Equity Incentive Plan, as amended to date (the “Plan”), as of the date set forth above, the Award Agreements referenced below are amended as set forth below. Except as expressly amended hereby, the Awards Agreements shall remain in full force and effect. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Award Agreements or the Plan.

1.

The Executive Officer Restricted Stock Unit Grant Agreements by and between Genco Shipping & Trading Limited (the “Company”) and John C. Wobensmith dated as of February 25, 2020 and February 23, 2021 are hereby amended as follows:

a.	The text “Section 6(b), or Section 6(c)” in Section 4(b) thereof is hereby replaced with “or Section 6(b), (c) or (d)”.
b.	Section 6 of thereof is hereby replaced in its entirety with the following:

6.Termination of Service.

(a)In the event that the Participant’s Service with the Company terminates before all the Restricted Stock Units are vested for any reason other than as described in Section 4(b) or Section 6(b), (c) or (d), all unvested Restricted Stock Units, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates and the Participant shall not be entitled to any compensation or other amount with respect to such forfeited Restricted Stock Units.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(b)In the event that, before all the Restricted Stock Units are vested, the Participant’s Service as an employee of the Company is terminated by the Company without cause (as defined in the Plan) or by the Participant for Good Reason (as defined in the Employment Agreement), within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Restricted Stock Units shall become vested in full. For the avoidance of doubt, no resignation by the Participant as a director following termination of the Participant’s employment by the Company without cause shall be deemed a resignation by the Participant subject to Section 6(a).

(c) In the event that, before all the Restricted Stock Units are vested, the Participant’s Service with the Company is terminated by the Company without cause (as defined in the Plan) or by the Participant for Good Reason (as defined in the Employment Agreement), then subject to Sections 4(b)(ii) and 6(b) hereof, the number of Restricted Stock Units that would have vested on the Vesting Date immediately following the date of such termination shall vest as of the date of such termination of Service, and any remaining unvested Restricted Stock Units, together with any

Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates.

(d)In the event that, before all the Restricted Stock Units are vested, the Participant’s Service with the Company terminates for reason of the Participant’s death or disability (as defined in the Plan), a Pro Rata Portion of the Restricted Stock Units shall become vested as of the date such Service terminates in addition to the portion of the Restricted Stock Units which have already become vested as of such date, and all other Restricted Stock Units which are not and have not become vested, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates.  For purposes hereof, “Pro Rata Portion” shall mean that number of Restricted Stock Units that would become vested on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Grant Date if there is no preceding Vesting Date) and the date of termination of Service.

2.	The Option Agreements by and between the Company and John C. Wobensmith dated as of February 25, 2020 and February 23, 2021 are hereby amended as follows:
a.	The text “Section 2.3(c)(i)” in Section 1.1(n) thereof is hereby replaced with “Section 2.3(d)(i)”.
b.	Section 2.2(b) thereof is hereby replaced in its entirety with the following:

(b)In the event of a Change in Control, the Option shall become exercisable in full on the date six months after effective date of the Change in Control (to the extent not previously vested or exercisable in accordance with Section 2.2(a) or Section 2.3(b), (c) or (d)) and shall remain exercisable until the expiration of the Exercise Period, subject to the Holder’s continued Service on the vesting date; provided, however that if (i) this award is not assumed, continued, or substituted for an equivalent award by the acquirer in such Change in Control or (ii) the Participant’s employment is terminated by the Company without cause (as defined in the Plan) or by the Participant for Good Reason (as defined in the Employment Agreement) at a time when the Company is a party to a definitive business combination transaction agreement, the consummation of which would result in a Change in Control, then the Option will fully vest upon the consummation of the Change in Control or at the time of such termination, as applicable and shall remain exercisable until the expiration of the Exercise Period. For the purposes of this Agreement, Change in Control will have the meaning set forth in the Holder’s Employment Agreement with the Company dated as of September 21, 2007, as amended from time to time (the “Employment Agreement”), provided, however that subclauses (iv) and (v) of such definition shall not apply for purposes of this Agreement. For the avoidance of doubt, if the preceding sentence does not apply to a termination of employment, then the provisions of Section 2.3 shall apply to the Participant’s termination of employment.

c.	Section 2.3 thereof is hereby replaced in its entirety with the following:

Section 2.3Termination of Service.

(a)If the Holder’s Service is terminated before exercise in full of the Option other than as described in Sections 2.2(b), or 2.3(b), (c) or (d), then the Option, to the extent not theretofore exercised, shall terminate upon such termination of Service.

(b)If the Holder’s Service as an employee of the Company is terminated by the Company without cause, as defined in the Plan, or by the Holder for Good Reason (as defined in the Employment Agreement), within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Option shall become exercisable in full and shall remain exercisable until the expiration of the Exercise Period. For the avoidance of doubt, no resignation by the Holder as a director following termination of the Holder’s employment by the Company without cause shall be deemed a resignation by the Holder subject to Section 2.3(a).

(c)If the Holder’s Service with the Company is terminated by the Company without cause, as defined in the Plan, or by the Holder for Good Reason (as defined in the Employment Agreement), then subject to Sections 2.2(b) and 2.3(b) hereof, the Option shall vest and become immediately exercisable as of the date of such termination of Service with respect to the number of shares that would have vested on the Vesting Date next following the date of such termination. The Option, to the extent vested, shall remain exercisable until the date that is one (1) year after such termination of Service, but in no event after the original expiration date of the Option and the Option, to the extent not exercisable as of the date of termination or due to the termination, shall expire as of the date of termination.

(d)If the Holder’s Service is terminated due to the Holder’s death or disability (as defined below), then the Pro Rata Portion of the Option (as defined below) shall become exercisable as of such date in addition to the portion of the Option which is already exercisable as of such date. The Option, to the extent exercisable as of the date of termination (including, but not limited to, the Pro Rata Portion of the Option), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Option, to the extent not exercisable as of the date of termination, shall expire as of the date of termination. For the purposes of this Section 2.3(d):

(i)The “Pro Rata Portion of the Option” shall mean that number of shares with respect to which the Option would become exercisable on the next Vesting Date multiplied by a fraction, the denominator of which is twelve (12) and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Date of Grant, if there is no preceding Vesting Date) and the date of termination of Service.

(ii)“Disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six (6) consecutive months. The existence of a disability shall be determined by the Company.

(e)If the Holder’s Service is terminated other than as set forth above, the Holder may exercise the Option (i) only to the extent that the Holder was entitled to exercise the Option on the termination of Service date; and (ii) exercise must occur within three (3) months after termination of Service but in no event after the original expiration date of the Option.

3.

The Option Agreements by and between the Company on the one hand and John C. Wobensmith or Arthur L. Regan on the other hand dated as of March 23, 2017, February 27, 2018, and March 4, 2019, as applicable, are hereby amended by inserting “and shall remain exercisable until the expiration of the Exercise Period” after the words “in accordance with Section 2.2(a) or Section 2.3(b) or (c))” in the first sentence of Section 2.2(b) and at the end of such sentence.

4.

The Executive Officer Restricted Stock Unit Grant Agreement by and between the Company and Arthur L. Regan dated as of February 25, 2020 and the Restricted Stock Unit Agreement by and between such parties dated as of May 4, 2021 are hereby amended as follows:

a.	The text “Section 6(b), or Section 6(c)” in Section 4(b) thereof is hereby replaced with “or Section 6(b), (c) or (d)”.
b.	Section 6 of thereof is hereby replaced in its entirety with the following:

6.Termination of Service.

(a)In the event that the Participant’s Service with the Company terminates before all the Restricted Stock Units are vested for any reason other than as described in Section 4(b) or Section 6(b), (c) or (d), all unvested Restricted Stock Units, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates and the Participant shall not be entitled to any compensation or other amount with respect to such forfeited Restricted Stock Units.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(b)In the event that, before all the Restricted Stock Units are vested, the Participant’s Service is terminated by the Company without cause (as defined in the Plan) within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Restricted Stock Units shall become vested in full.

(c)In the event that, before all the Restricted Stock Units are vested, the Participant’s Service with the Company is terminated by the Company without cause (as defined in the Plan), then subject to Sections 4(b)(ii) and 6(b) hereof, the number of Restricted Stock Units that would have vested on the Vesting Date immediately following the date of such termination shall vest as of the date of such termination of Service, and any remaining unvested Restricted Stock Units, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates.

(d)In the event that, before all the Restricted Stock Units are vested, the Participant’s Service with the Company terminates for reason of the Participant’s death or disability (as defined in the Plan), a Pro Rata Portion of the Restricted Stock Units shall become vested as of the date such Service terminates in addition to the portion of the Restricted Stock Units which have already become vested as of such date, and all other Restricted Stock Units which are not and have not become vested, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates.  For purposes hereof, “Pro Rata Portion” shall mean that number of Restricted Stock Units that would become vested on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month)

between the immediately preceding Vesting Date (or the Grant Date if there is no preceding Vesting Date) and the date of termination of Service.

5.	The Option Agreement by and between Genco Shipping & Trading Limited and Arthur L. Regan dated as of February 25, 2020 is hereby amended as follows:
a.	The text “Section 2.3(c)(i)” in Section 1.1(n) thereof is hereby replaced with “Section 2.3(d)(i)”.
b.	Section 2.2(b) thereof is hereby replaced in its entirety with the following:

(b)In the event of a Change in Control, the Option shall become exercisable in full on the date six months after effective date of the Change in Control (to the extent not previously vested or exercisable in accordance with Section 2.2(a) or Section 2.3(b), (c) or (d)) and shall remain exercisable until the expiration of the Exercise Period, subject to the Holder’s continued Service on the vesting date; provided, however that if (i) this award is not assumed, continued, or substituted for an equivalent award by the acquirer in such Change in Control or (ii) the Participant’s employment is terminated by the Company without cause (as defined in the Plan) at a time when the Company is a party to a definitive business combination transaction agreement, the consummation of which would result in a Change in Control, then the Option will fully vest upon the consummation of the Change in Control or at the time of such termination, as applicable and shall remain exercisable until the expiration of the Exercise Period. For the avoidance of doubt, if the preceding sentence does not apply to a termination of employment, then the provisions of Section 2.3 shall apply to the Participant’s termination of employment.

c.	Section 2.3 thereof is hereby replaced in its entirety with the following:

Section 2.3Termination of Service.

(a)If the Holder’s Service is terminated before exercise in full of the Option other than as described in Sections 2.2(b), or 2.3(b), (c) or (d), then the Option, to the extent not theretofore exercised, shall terminate upon such termination of Service.

(b)If the Holder’s Service as an employee of the Company is terminated by the Company without cause, as defined in the Plan, or by the Holder for Good Reason (as defined in the Employment Agreement), within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Option shall become exercisable in full and shall remain exercisable until the expiration of the Exercise Period. For the avoidance of doubt, no resignation by the Holder as a director following termination of the Holder’s employment by the Company without cause shall be deemed a resignation by the Holder subject to Section 2.3(a).

(c)If the Holder’s Service with the Company is terminated by the Company without cause, as defined in the Plan, or by the Holder for Good Reason (as defined in the Employment Agreement), then subject to Sections 2.2(b) and 2.3(b) hereof, the Option shall vest and become immediately exercisable as of the date of such termination of Service with respect to the number of shares that would have vested on the Vesting Date next following the date of such termination. The Option, to the extent vested, shall remain exercisable until the date that is one (1) year after such termination of Service, but in no event after the original expiration date of the Option and the Option, to the extent not exercisable as of the date of termination or due to the termination, shall expire as of the date of termination.

(d)If the Holder’s Service is terminated due to the Holder’s death or disability (as defined below), then the Pro Rata Portion of the Option (as defined below) shall become exercisable as of such date in addition to the portion of the Option which is already exercisable as of such date. The Option, to the extent exercisable as of the date of termination (including, but not limited to, the Pro Rata Portion of the Option), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Option, to the extent not exercisable as of the date of termination, shall expire as of the date of termination. For the purposes of this Section 2.3(d):

(i)The “Pro Rata Portion of the Option” shall mean that number of shares with respect to which the Option would become exercisable on the next Vesting Date multiplied by a fraction, the denominator of which is twelve (12) and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Date of Grant, if there is no preceding Vesting Date) and the date of termination of Service.

(ii)“Disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six (6) consecutive months. The existence of a disability shall be determined by the Company.

(e)If the Holder’s Service is terminated other than as set forth above, the Holder may exercise the Option (i) only to the extent that the Holder was entitled to exercise the Option on the termination of Service date; and (ii) exercise must occur within three (3) months after termination of Service but in no event after the original expiration date of the Option.

6.

The Restricted Stock Unit Grant Agreements by and between the Company on the one hand and Apostolos Zafolias, Joseph Adamo, Robert Hughes, Peter Allen, Jesper Christensen, or Ivo Kempenaer on the other hand dated as of February 25, 2020 and February 23, 2021 are hereby amended by replacing Section 6(b) thereof in its entirety with the following:

(b)Except as provided in Section 4(b) hereof, in the event that, before all the Restricted Stock Units are vested, the Participant’s Service with the Company is terminated by the Company without cause (as defined in the Plan):

(i) if such termination occurs within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Restricted Stock Units shall become vested in full.

(ii) if the preceding clause (i) does not apply, then that number of Restricted Stock Units that would otherwise become vested on the next Vesting Date shall become vested immediately as of the date of such termination of Service, and all other Restricted Stock Units which are not and have not become vested, together with any Dividend Equivalents related to such Restricted Stock Units, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates without any consideration therefor.

7.

The Option Agreements by and between Genco Shipping & Trading Limited on the one hand and Apostolos Zafolias, Joseph Adamo, Robert Hughes, Peter Allen, Jesper Christensen, and Ivo Kempenaer on the other hand dated as of February 25, 2020 and February 23, 2021 are hereby amended by replacing Section 2.3(b) thereof in its entirety with the following:

(b)If the Holder’s Service is terminated by the Company without cause, as defined in the Plan, then:

(i)If such termination occurs within twelve (12) months after completion of any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which (A) if the Company is the surviving entity, the Company issues securities representing more than thirty-five percent (35%) of the voting power of the voting securities of the Company prior to such transaction or (B) if the Company is not the surviving entity, the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least sixty-five percent (65%) of the aggregate voting power of the voting securities of the surviving entity, then the Option shall become exercisable in full and shall remain exercisable until the expiration of the Exercise Period.

(ii)If the preceding clause (i) does not apply, then subject to Section 2.2(b) hereof, the Option shall become exercisable with respect to that number of shares with respect to which the Option would otherwise become exercisable on the next Vesting Date in addition to the portion of the Option which is already exercisable as of the date of termination. The Option, to the extent exercisable as of the date of termination (including, but not limited to, the portion of the Option described the preceding sentence), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Option, to the extent not exercisable as of the date of termination, shall expire as of the date of termination.